UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2008

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South
Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 12, 2008, Four Oaks Fincorp, Inc. (OTC BB: FOFN), or the Corporation, erected a billboard in Rockingham, North Carolina.  An image of the billboard is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. As previously announced, the Corporation, its wholly-owned subsidiary, Four Oaks Bank & Trust Company (the “Bank”) and LongLeaf Community Bank (“LongLeaf”) entered into a definitive merger agreement on December 10, 2007 (the “Agreement”), pursuant to which LongLeaf will merge with and into the Bank.  The proposed transaction will be submitted to LongLeaf’s shareholders for their consideration. The parties to the Agreement will file a registration statement, a proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”) and the Federal Deposit Insurance Corporation (the “FDIC”). SHAREHOLDERS OF LONGLEAF ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND FDIC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the parties to the Agreement, at the SEC's Website (http://www.sec.gov). Information about Longleaf is available in the public filings it makes with the FDIC, which are available for inspection at the offices of the FDIC's Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429.  One may also obtain copies of Longleaf's reports by calling the FDIC's Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Nancy Wise, Four Oaks Fincorp, Inc., 6114 U.S. 301 South, Four Oaks, North Carolina 27524, (919) 963-2177.  In addition, copies of the proxy statement/prospectus can be obtained, without charge, by directing a request to Sandy Hunsucker, LongLeaf Community Bank, P.O. Box 1208, Rockingham, North Carolina, 28380, (910) 895-1208.

Each of the parties to the Agreement and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LongLeaf in connection with the Merger. Information about the directors and executive officers of the Corporation and their ownership of the Corporation’s common stock is set forth in the proxy statement, dated April 2, 2007, for the Corporation’s 2007 annual meeting of shareholders held on April 23, 2007, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of LongLeaf and their ownership of LongLeaf common stock is set forth in the proxy statement, dated April 12, 2007, for LongLeaf’s 2007 annual meeting of shareholders held on May 10, 2007.  Additional information regarding the interests of LongLeaf’s directors and officers may be obtained by reading the proxy statement/prospectus regarding the proposed transaction, a preliminary version of which was filed with the SEC on January 30, 2008 and the FDIC on February 4, 2008.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Image of Billboard

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

	By:	/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman, President, and
Chief Executive Officer

Date: February 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Image of Billboard